SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):  October 31, 2000

                              LIFECELL CORPORATION
               (Exact Name of Registrant as Specified in Charter)

     Delaware                         01-19890                  76-0172936
  (State Or Other                   (Commission                (IRS Employer
  Jurisdiction Of                   File Number)             Identification No.)
  Incorporation) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

                                One Millenium Way
                 Branchburg, New Jersey                        08876
                 -----------------------------------------------------
     (Address of Principal Executive Offices)                  (Zip Code)

      Registrant's telephone number, including area code   (908) 947-1100


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Item  5.  Other  Events  and  Regulation  FD  Disclosure.

     On October 31, 2000, LifeCell Corporation issued the press release attached to this Current Report on Form 8-K as Exhibit 99.1.

Item  7.  Financial  Statements  and  Exhibits.

     (c)  Exhibits

99.1     Press  release  dated  October  31,  2000.

Item  9.  Regulation  FD  Disclosure.

     LifeCell will announce its results of operations for the third quarter ended September 30, 2000 on November 2, 2000 prior to the opening of regular market trading.

     LifeCell will conduct a conference call on Thursday, November 2, 2000 at 11:00 a.m. Eastern time to discuss its results of operations for the third quarter ended September 30, 2000. The media and general public may listen to the conference call by calling (800) 288-8975 for domestic calls and (612) 332-0725 for international calls. The conference call will be recorded and an automated playback of the conference call will be available beginning at 5:00 p.m. Eastern time, on November 2, 2000 through November 9, 2000 by dialing (800) 475-6701 for domestic calls and (320) 365-3844 for international calls and indicating the access code of 547138.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             LIFECELL CORPORATION

                                             By:  /s/  Steven T. Sobieski
                                                ----------------------------
                                                Steven T. Sobieski
                                                Chief Financial Officer

Date:    October 31, 2000


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